CONTINGENT LIABILITIES AND PLEDGED ASSETS	12 Months Ended
Apr. 30, 2018
Contingent Liabilities And Pledged Assets [Abstract]
CONTINGENT LIABILITIES AND PLEDGED ASSETS

NOTE 24 CONTINGENT LIABILITIES AND PLEDGED ASSETS

Contingent liabilities

During the financial year ending April 30, 2017, warrants were issued in programs for the Board and management. As these were invalid, however, an Extraordinary General Meeting on June 2, 2017 adopted a resolution whereby these programs were cancelled. A possible consequence of the programs being invalid and cancelled could be that the company’s income statement is negatively impacted. However, it is difficult to estimate or determine the total sum of this eventuality. This disclosure is therefore made without specifying any impact on the income statement.

The Parent Company has given a guarantee to a former employee regarding any costs deriving from employment at Oasmia that might possibly affect this former employee at a later date.

A claim has been filed against Oasmia by one of its suppliers which the company has contested in its entirety. It is difficult to evaluate a likely outcome or cost as a result of the claim. The best assessment of the Board and management is that the company might be impacted by a cost amounting to approximately SEK 10 million in the event of a negative outcome of a potential legal dispute.

Pledged assets

The Parent Company has taken out a chattel mortgage of TSEK 8,000 as of April 30, 2018 compared to TSEK 8,000 as of April 30, 2017, with a bank as collateral for an overdraft facility of TSEK 5,000 as of April 30, 2018 compared to TSEK 5,000 as of April 30, 2017, and as the limit for a foreign currency derivative of TSEK 3,000 as of April 30, 2018 compared to TSEK 3,000 as of April 30, 2017.